FILED PURSUANT TO RULE 424(B)(3)
                               FILE NO. 33-64275


Pricing Supplement No. 6                          Filing under Rule 424(b)(3)
Dated November 6, 1996                            Registration File No. 33-64275
(To Prospectus dated May 23, 1996 and             Registration File No. 33-55159
Prospectus Supplement dated July 8, 1996)

                                  $200,000,000

                       UNITED DOMINION REALTY TRUST, INC.

                          Medium-Term Notes, Series A

Principal amount: $5,000,000                                           Floating Rate Notes: N/A
Interest Rate (if fixed rate): 7.07%                                   Interest rate basis: N/A
Stated Maturity: November 15, 2006                                              Commercial Paper Rate
Specified Currency: U.S. $                                                      Prime Rate
Applicable Exchange Rate (if any):                                              LIBOR
  U.S. $1.00 = N/A                                                              Treasury Rate
Issue price (as a percentage of                                                 CD Rate
  principal amount): 100%                                                       Federal Funds Rate
Selling Agent's commission (%): 0.625%                                          Other:
Purchasing Agent's discount                                   Index Maturity: N/A
  or commission (%): N/A                                               Spread: N/A
Net proceeds to the Company (%): 99.375%                               Spread Multiplier: N/A
Settlement date (original                                              Maximum Rate: N/A
  issue date): November 12, 1996                                                Minimum Rate: N/A
Redemption Commencement                                       Initial Interest Rate: N/A
  Date (if any): N/A                                                   Interest Reset Date(s): N/A
                                                                       Calculation Date(s): N/A
                                                                       Interest Payment Date(s): A/S
                                                                       Regular Record Date(s): N/A

         Redemption prices (if any): The Redemption Price shall initially be N/A % of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by N/A % of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         If such Notes are denominated in other than U.S. dollars, the applicable Foreign Currency Supplement is attached hereto.

         Additional terms: N/A

         As of the date of this Pricing Supplement, the aggregate initial public offering price (or its equivalent in other currencies) of the Debt Securities (as defined in the Prospectus) which have been sold (including the Notes to which the Pricing Supplement relates) is $200,000,000.

         "N/A" as used herein means "Not Applicable." "A/S" as used herein means "As stated in the Prospectus Supplement referred to above."

                              MERRILL LYNCH & CO.

Pricing Supplement No. 7                        Filing under Rule 424(b)(3)
Dated November 6, 1996                          Registration File No. 33-64275
(To Prospectus dated May 23, 1996 and           Registration File No. 33-55159
Prospectus Supplement dated July 8, 1996)

                                  $200,000,000
                       UNITED DOMINION REALTY TRUST, INC.
                          Medium-Term Notes, Series A


Principal amount: $5,000,000                                           Floating Rate Notes: N/A
Interest Rate (if fixed rate): 7.07%                                   Interest rate basis: N/A
Stated Maturity: November 15, 2006                                              Commercial Paper Rate
Specified Currency: U.S. $                                                      Prime Rate
Applicable Exchange Rate (if any):                                              LIBOR
  U.S. $1.00 = N/A                                                              Treasury Rate
Issue price (as a percentage of                                                 CD Rate
  principal amount): 100%                                                       Federal Funds Rate
Selling Agent's commission (%): N/A                                             Other:
Purchasing Agent's discount                                   Index Maturity: N/A
  or commission (%): 0.625%                                   Spread: N/A
Net proceeds to the Company (%): 99.375%                               Spread Multiplier: N/A
Settlement date (original                                              Maximum Rate: N/A
  issue date): November 12, 1996                                                Minimum Rate: N/A
Redemption Commencement                                       Initial Interest Rate: N/A
  Date (if any): N/A                                                   Interest Reset Date(s): N/A
                                                                       Calculation Date(s): N/A
                                                                       Interest Payment Date(s): A/S
                                                                       Regular Record Date(s): N/A

         Redemption prices (if any): The Redemption Price shall initially be N/A % of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by N/A % of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         If such Notes are denominated in other than U.S. dollars, the applicable Foreign Currency Supplement is attached hereto.

         Additional terms: N/A

         As of the date of this Pricing Supplement, the aggregate initial public offering price (or its equivalent in other currencies) of the Debt Securities (as defined in the Prospectus) which have been sold (including the Notes to which the Pricing Supplement relates) is $200,000,000.

         "N/A" as used herein means "Not Applicable." "A/S" as used herein means "As stated in the Prospectus Supplement referred to above."

                               ALEX. BROWN & SONS
                                  Incorporated

Pricing Supplement No. 8                        Filing under Rule 424(b)(3)
Dated November 6, 1996                          Registration File No. 33-64275
(To Prospectus dated May 23, 1996 and           Registration File No. 33-55159
Prospectus Supplement dated July 8, 1996)

                                  $200,000,000
                       UNITED DOMINION REALTY TRUST, INC.
                          Medium-Term Notes, Series A

Principal amount: $5,000,000                                           Floating Rate Notes: N/A
Interest Rate (if fixed rate): 7.07%                                   Interest rate basis: N/A
Stated Maturity: November 15, 2006                                              Commercial Paper Rate
Specified Currency: U.S. $                                                      Prime Rate
Applicable Exchange Rate (if any):                                              LIBOR
  U.S. $1.00 = N/A                                                              Treasury Rate
Issue price (as a percentage of                                                 CD Rate
  principal amount): 100%                                                       Federal Funds Rate
Selling Agent's commission (%): 0.625%                                          Other:
Purchasing Agent's discount                                   Index Maturity: N/A
  or commission (%): N/A                                               Spread: N/A
Net proceeds to the Company (%): 99.375%                               Spread Multiplier: N/A
Settlement date (original                                              Maximum Rate: N/A
  issue date): November 12, 1996                                                Minimum Rate: N/A
Redemption Commencement                                       Initial Interest Rate: N/A
  Date (if any): N/A                                                   Interest Reset Date(s): N/A
                                                                       Calculation Date(s): N/A
                                                                       Interest Payment Date(s): A/S
                                                                       Regular Record Date(s): N/A

         Redemption prices (if any): The Redemption Price shall initially be N/A % of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by N/A % of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         If such Notes are denominated in other than U.S. dollars, the applicable Foreign Currency Supplement is attached hereto.

         Additional terms: N/A

         As of the date of this Pricing Supplement, the aggregate initial public offering price (or its equivalent in other currencies) of the Debt Securities (as defined in the Prospectus) which have been sold (including the Notes to which the Pricing Supplement relates) is $200,000,000.

         "N/A" as used herein means "Not Applicable." "A/S" as used herein means "As stated in the Prospectus Supplement referred to above."

                              GOLDMAN, SACHS & CO.

Pricing Supplement No. 9                          Filing under Rule 424(b)(3)
Dated November 6, 1996                            Registration File No. 33-64275
(To Prospectus dated May 23, 1996 and             Registration File No. 33-55159
Prospectus Supplement dated July 8, 1996)

                                  $200,000,000
                       UNITED DOMINION REALTY TRUST, INC.
                          Medium-Term Notes, Series A

Principal amount: $5,000,000                                           Floating Rate Notes: N/A
Interest Rate (if fixed rate): 7.07%                                   Interest rate basis: N/A
Stated Maturity: November 15, 2006                                              Commercial Paper Rate
Specified Currency: U.S. $                                                      Prime Rate
Applicable Exchange Rate (if any):                                              LIBOR
  U.S. $1.00 = N/A                                                              Treasury Rate
Issue price (as a percentage of                                                 CD Rate
  principal amount): 100%                                                       Federal Funds Rate
Selling Agent's commission (%): 0.625%                                          Other:
Purchasing Agent's discount                                   Index Maturity: N/A
  or commission (%): N/A                                               Spread: N/A
Net proceeds to the Company (%): 99.375%                               Spread Multiplier: N/A
Settlement date (original                                              Maximum Rate: N/A
  issue date): November 12, 1996                                                Minimum Rate: N/A
Redemption Commencement                                       Initial Interest Rate: N/A
  Date (if any): N/A                                                   Interest Reset Date(s): N/A
                                                                       Calculation Date(s): N/A
                                                                       Interest Payment Date(s): A/S
                                                                       Regular Record Date(s): N/A

         Redemption prices (if any): The Redemption Price shall initially be N/A % of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by N/A % of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         If such Notes are denominated in other than U.S. dollars, the applicable Foreign Currency Supplement is attached hereto.

         Additional terms: N/A

         As of the date of this Pricing Supplement, the aggregate initial public offering price (or its equivalent in other currencies) of the Debt Securities (as defined in the Prospectus) which have been sold (including the Notes to which the Pricing Supplement relates) is $200,000,000.

         "N/A" as used herein means "Not Applicable." "A/S" as used herein means "As stated in the Prospectus Supplement referred to above."

                               J.P. MORGAN & CO.

Pricing Supplement No. 10                         Filing under Rule 424(b)(3)
Dated November 6, 1996                            Registration File No. 33-64275
(To Prospectus dated May 23, 1996 and             Registration File No. 33-55159
Prospectus Supplement dated July 8, 1996)

                                  $200,000,000
                       UNITED DOMINION REALTY TRUST, INC.
                          Medium-Term Notes, Series A

Principal amount: $5,000,000                                           Floating Rate Notes: N/A
Interest Rate (if fixed rate): 7.07%                                   Interest rate basis: N/A
Stated Maturity: November 15, 2006                                              Commercial Paper Rate
Specified Currency: U.S. $                                                      Prime Rate
Applicable Exchange Rate (if any):                                              LIBOR
  U.S. $1.00 = N/A                                                              Treasury Rate
Issue price (as a percentage of                                                 CD Rate
  principal amount): 100%                                                       Federal Funds Rate
Selling Agent's commission (%): 0.625%                                          Other:
Purchasing Agent's discount                                   Index Maturity: N/A
  or commission (%): N/A                                               Spread: N/A
Net proceeds to the Company (%): 99.375%                               Spread Multiplier: N/A
Settlement date (original                                              Maximum Rate: N/A
  issue date): November 12, 1996                                                Minimum Rate: N/A
Redemption Commencement                                       Initial Interest Rate: N/A
  Date (if any): N/A                                                   Interest Reset Date(s): N/A
                                                                       Calculation Date(s): N/A
                                                                       Interest Payment Date(s): A/S
                                                                       Regular Record Date(s): N/A

         Redemption prices (if any): The Redemption Price shall initially be N/A % of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by N/A % of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         If such Notes are denominated in other than U.S. dollars, the applicable Foreign Currency Supplement is attached hereto.

         Additional terms: N/A

         As of the date of this Pricing Supplement, the aggregate initial public offering price (or its equivalent in other currencies) of the Debt Securities (as defined in the Prospectus) which have been sold (including the Notes to which the Pricing Supplement relates) is $200,000,000.

         "N/A" as used herein means "Not Applicable." "A/S" as used herein means "As stated in the Prospectus Supplement referred to above."

                       NATIONSBANC CAPITAL MARKETS, INC.

Pricing Supplement No. 11                       Filing under Rule 424(b)(3)
Dated November 6, 1996                          Registration File No. 33-64275
(To Prospectus dated May 23, 1996 and           Registration File No. 33-55159
Prospectus Supplement dated July 8, 1996)

                                  $200,000,000

                       UNITED DOMINION REALTY TRUST, INC.

                          Medium-Term Notes, Series A

Principal amount: $10,000,000                      Floating Rate Notes: N/A
Interest Rate (if fixed rate): 7.02%               Interest rate basis: N/A
Stated Maturity: November 15, 2005                 Commercial Paper Rate
Specified Currency: U.S. $                                  Prime Rate
Applicable Exchange Rate (if any):                          LIBOR
  U.S. $1.00 = N/A                                          Treasury Rate
Issue price (as a percentage of                             CD Rate
  principal amount): 100%                                   Federal Funds Rate
Selling Agent's commission (%): 0.6%                        Other:
Purchasing Agent's discount               Index Maturity: N/A
  or commission (%): N/A                           Spread: N/A
Net proceeds to the Company (%): 99.4%    Spread Multiplier: N/A
Settlement date (original                          Maximum Rate: N/A
  issue date): November 12, 1996                            Minimum Rate: N/A
Redemption Commencement                   Initial Interest Rate: N/A
  Date (if any): N/A                               Interest Reset Date(s): N/A
                                                   Calculation Date(s): N/A
                                                   Interest Payment Date(s): A/S
                                                   Regular Record Date(s): N/A

         Redemption prices (if any): The Redemption Price shall initially be N/A % of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by N/A % of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         If such Notes are denominated in other than U.S. dollars, the applicable Foreign Currency Supplement is attached hereto.

         Additional terms: N/A

         As of the date of this Pricing Supplement, the aggregate initial public offering price (or its equivalent in other currencies) of the Debt Securities (as defined in the Prospectus) which have been sold (including the Notes to which the Pricing Supplement relates) is $200,000,000.

         "N/A" as used herein means "Not Applicable." "A/S" as used herein means "As stated in the Prospectus Supplement referred to above."

                              MERRILL LYNCH & CO.

Pricing Supplement No. 12                        Filing under Rule 424(b)(3)
Dated November 6, 1996                           Registration File No. 33-64275
(To Prospectus dated May 23, 1996 and            Registration File No. 33-55159
Prospectus Supplement dated July 8, 1996)

                                  $200,000,000

                       UNITED DOMINION REALTY TRUST, INC.

                          Medium-Term Notes, Series A

Principal amount: $10,000,000                     Floating Rate Notes: N/A
Interest Rate (if fixed rate): 7.02%              Interest rate basis: N/A
Stated Maturity: November 15, 2005                         Commercial Paper Rate
Specified Currency: U.S. $                                 Prime Rate
Applicable Exchange Rate (if any):                         LIBOR
  U.S. $1.00 = N/A                                         Treasury Rate
Issue price (as a percentage of                            CD Rate
  principal amount): 100%                                  Federal Funds Rate
Selling Agent's commission (%): N/A                        Other:
Purchasing Agent's discount              Index Maturity: N/A
  or commission (%): 0.6%                         Spread: N/A
Net proceeds to the Company (%): 99.4%   Spread Multiplier: N/A
Settlement date (original                         Maximum Rate: N/A
  issue date): November 12, 1996                           Minimum Rate: N/A
Redemption Commencement                  Initial Interest Rate: N/A
  Date (if any): N/A                              Interest Reset Date(s): N/A
                                                  Calculation Date(s): N/A
                                                  Interest Payment Date(s): A/S
                                                  Regular Record Date(s): N/A

         Redemption prices (if any): The Redemption Price shall initially be N/A % of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by N/A % of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         If such Notes are denominated in other than U.S. dollars, the applicable Foreign Currency Supplement is attached hereto.

         Additional terms: N/A

         As of the date of this Pricing Supplement, the aggregate initial public offering price (or its equivalent in other currencies) of the Debt Securities (as defined in the Prospectus) which have been sold (including the Notes to which the Pricing Supplement relates) is $200,000,000.

         "N/A" as used herein means "Not Applicable." "A/S" as used herein means "As stated in the Prospectus Supplement referred to above."

                               ALEX. BROWN & SONS
                                  Incorporated

Pricing Supplement No. 13                     Filing under Rule 424(b)(3)
Dated November 6, 1996                           Registration File No. 33-64275
(To Prospectus dated May 23, 1996 and         Registration File No. 33-55159
Prospectus Supplement dated July 8, 1996)

                                  $200,000,000
                       UNITED DOMINION REALTY TRUST, INC.
                          Medium-Term Notes, Series A

Principal amount: $10,000,000                     Floating Rate Notes: N/A
Interest Rate (if fixed rate): 7.02%              Interest rate basis: N/A
Stated Maturity: November 15, 2005                         Commercial Paper Rate
Specified Currency: U.S. $                                 Prime Rate
Applicable Exchange Rate (if any):                         LIBOR
  U.S. $1.00 = N/A                                         Treasury Rate
Issue price (as a percentage of                            CD Rate
  principal amount): 100%                                  Federal Funds Rate
Selling Agent's commission (%): 0.6%                       Other:
Purchasing Agent's discount              Index Maturity: N/A
  or commission (%): N/A                          Spread: N/A
Net proceeds to the Company (%): 99.4%   Spread Multiplier: N/A
Settlement date (original                         Maximum Rate: N/A
  issue date): November 12, 1996                           Minimum Rate: N/A
Redemption Commencement                  Initial Interest Rate: N/A
  Date (if any): N/A                              Interest Reset Date(s): N/A
                                                  Calculation Date(s): N/A
                                                  Interest Payment Date(s): A/S
                                                  Regular Record Date(s): N/A

         Redemption prices (if any): The Redemption Price shall initially be N/A % of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by N/A % of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         If such Notes are denominated in other than U.S. dollars, the applicable Foreign Currency Supplement is attached hereto.

         Additional terms: N/A

         As of the date of this Pricing Supplement, the aggregate initial public offering price (or its equivalent in other currencies) of the Debt Securities (as defined in the Prospectus) which have been sold (including the Notes to which the Pricing Supplement relates) is $200,000,000.

         "N/A" as used herein means "Not Applicable." "A/S" as used herein means "As stated in the Prospectus Supplement referred to above."

                              GOLDMAN, SACHS & CO.

Pricing Supplement No. 14                    Filing under Rule 424(b)(3)
Dated November 6, 1996                            Registration File No. 33-64275
(To Prospectus dated May 23, 1996 and        Registration File No. 33-55159
Prospectus Supplement dated July 8, 1996)

                                  $200,000,000
                       UNITED DOMINION REALTY TRUST, INC.
                          Medium-Term Notes, Series A

Principal amount: $10,000,000                    Floating Rate Notes: N/A
Interest Rate (if fixed rate): 7.02%             Interest rate basis: N/A
Stated Maturity: November 15, 2005                        Commercial Paper Rate
Specified Currency: U.S. $                                Prime Rate
Applicable Exchange Rate (if any):                        LIBOR
  U.S. $1.00 = N/A                                        Treasury Rate
Issue price (as a percentage of                           CD Rate
  principal amount): 100%                                 Federal Funds Rate
Selling Agent's commission (%): 0.6%                      Other:
Purchasing Agent's discount               Index Maturity: N/A
  or commission (%): N/A                           Spread: N/A
Net proceeds to the Company (%): 99.4%    Spread Multiplier: N/A
Settlement date (original                          Maximum Rate: N/A
  issue date): November 12, 1996                            Minimum Rate: N/A
Redemption Commencement                   Initial Interest Rate: N/A
  Date (if any): N/A                               Interest Reset Date(s): N/A
                                                   Calculation Date(s): N/A
                                                   Interest Payment Date(s): A/S
                                                   Regular Record Date(s): N/A

         Redemption prices (if any): The Redemption Price shall initially be N/A % of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by N/A % of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         If such Notes are denominated in other than U.S. dollars, the applicable Foreign Currency Supplement is attached hereto.

         Additional terms: N/A

         As of the date of this Pricing Supplement, the aggregate initial public offering price (or its equivalent in other currencies) of the Debt Securities (as defined in the Prospectus) which have been sold (including the Notes to which the Pricing Supplement relates) is $200,000,000.

         "N/A" as used herein means "Not Applicable." "A/S" as used herein means "As stated in the Prospectus Supplement referred to above."

                               J.P. MORGAN & CO.

Pricing Supplement No. 15                      Filing under Rule 424(b)(3)
Dated November 6, 1996                            Registration File No. 33-64275
(To Prospectus dated May 23, 1996 and          Registration File No. 33-55159
Prospectus Supplement dated July 8, 1996)

                                  $200,000,000
                       UNITED DOMINION REALTY TRUST, INC.
                          Medium-Term Notes, Series A

Principal amount: $10,000,000                    Floating Rate Notes: N/A
Interest Rate (if fixed rate): 7.02%             Interest rate basis: N/A
Stated Maturity: November 15, 2005                        Commercial Paper Rate
Specified Currency: U.S. $                                Prime Rate
Applicable Exchange Rate (if any):                        LIBOR
  U.S. $1.00 = N/A                                        Treasury Rate
Issue price (as a percentage of                           CD Rate
  principal amount): 100%                                 Federal Funds Rate
Selling Agent's commission (%): 0.6%                      Other:
Purchasing Agent's discount               Index Maturity: N/A
  or commission (%): N/A                           Spread: N/A
Net proceeds to the Company (%): 99.4%    Spread Multiplier: N/A
Settlement date (original                          Maximum Rate: N/A
  issue date): November 12, 1996                            Minimum Rate: N/A
Redemption Commencement                   Initial Interest Rate: N/A
  Date (if any): N/A                               Interest Reset Date(s): N/A
                                                   Calculation Date(s): N/A
                                                   Interest Payment Date(s): A/S
                                                   Regular Record Date(s): N/A

         Redemption prices (if any): The Redemption Price shall initially be N/A % of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by N/A % of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         If such Notes are denominated in other than U.S. dollars, the applicable Foreign Currency Supplement is attached hereto.

         Additional terms: N/A

         As of the date of this Pricing Supplement, the aggregate initial public offering price (or its equivalent in other currencies) of the Debt Securities (as defined in the Prospectus) which have been sold (including the Notes to which the Pricing Supplement relates) is $200,000,000.

         "N/A" as used herein means "Not Applicable." "A/S" as used herein means "As stated in the Prospectus Supplement referred to above."

                       NATIONSBANC CAPITAL MARKETS, INC.